UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  September 30, 2013

Date of reporting period:  September 30, 2013

Item 1. Reports to Stockholders.

Alpha Defensive Growth Fund
Class I	ACDEX

Alpha Opportunistic Growth Fund
Class I	ACOPX

ANNUAL REPORT

September 30, 2013

To the shareholders of the Alpha Defensive Growth Fund:

Thank you for your support of the Alpha Capital Funds. Alpha Capital has been managing daily-liquid alternative fund-of-funds investment strategies for nearly five years in separate account structures and nearly three years in a mutual fund format. After launching the Alpha Defensive Growth Fund with $5 million of seed capital on January 31, 2011, we are pleased to report that the mutual fund currently has net assets of $28.1 million as of September 30, 2013. The Fund’s investment objective is to achieve capital preservation. In pursuing its objective, the Fund looks to emphasize absolute (positive) returns and low volatility across all market cycles.

Performance

The Fund posted a loss of -1.07% net of fees for the fiscal year from October 1, 2012 to September 30, 2013. This performance trailed the HFRI Fund of Funds Composite benchmark, which returned 6.44% over the period, but exceeded the Barclays Capital U.S. Aggregate Bond Index return of -1.68%. Although we were disappointed with our performance relative to the HFRI Fund of Funds benchmark over the 12-month period, we are pleased that we have outperformed the index since inception of the Fund. Many hedge funds had a very strong year, buoyed by rising equity markets. The defensive nature of the strategy was detrimental to relative performance during the period, as the Fund does not have significant exposure to equity markets. However, we are pleased with our positive absolute performance, and the Fund performance has exceeded the Barclays Capital U.S. Aggregate Bond Index for the fiscal year ending September 30, 2013. Please see the table below for results compared to broad market indices:

Average Annual Total Returns as of 9/30/13
			Annualized Returns
				Inception
				(1/31/11)
				to
	6 Months	YTD	1 Year	9/30/2013
Alpha Defensive Growth Fund (ACDEX)	-2.83%	-1.87%	-1.07%	1.74%
Barclays Capital U.S. Aggregate Bond Index	-1.77%	-1.89%	-1.68%	3.69%
HFRI Fund of Funds Composite Index	1.67%	5.05%	6.44%	1.35%

Gross Expense Ratio 3.76%, Net Expense Ratio 2.77%.  The Advisor has contractually agreed to waive fees through January 27, 2014.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Portfolio Changes and Performance Attribution

During the fiscal year, we made several changes to our underlying fund managers, although the risk profile of the Fund remained fairly constant for the period. We terminated the Arbitrage Fund in order to reduce our exposure to arbitrage strategies, and we added the DWS RREEF Global Infrastructure Fund to provide the potential for a lower-volatility source of equity beta to the Fund. We also reduced our interest rate exposure by terminating the PIMCO Real Return Fund, Payden Emerging Markets Bond, TCW Emerging Markets Income Fund, and RiverNorth/DoubleLine Strategic Income Fund.

The PIMCO Real Return Fund had been in place as an indirect hedge, but we no longer found it effective as a portfolio hedge due to the duration risk in Treasury Inflation-Protected Securities (“TIPS”) securities. The RiverNorth/DoubleLine Strategic Income Fund maintains a longer duration than we are comfortable with holding at this time, and we believe that much of the alpha has already been extracted in the mortgage-backed security (“MBS”) space. We had replaced the Payden Emerging Markets Bond Fund with the TCW Emerging Markets Income Fund early in 2013, but we ultimately chose to eliminate our dedicated exposure to emerging markets debt as the asset class displayed signs of weakness. We instead chose to add the Scout Unconstrained Bond Fund, which has a broad mandate that should enable it to add value in what we believe will be the unattractive fixed income markets ahead.

Lastly, we replaced the Templeton Global Bond Fund with the Templeton Global Total Return Fund. Both are managed by Dr. Michael Hasenstab, but the Global Total Return Fund allows a greater percentage of the fund to be invested in corporate bonds.  Given the loose monetary policy being employed by governments across the globe, we are comfortable allowing Dr. Hasenstab to diversify away from sovereigns into corporate securities as opportunities warrant. There were two further new additions to the portfolio during the period: the John Hancock Global Absolute Return Strategies Fund (subadvised by Standard Life Investments (Corporate Funds) Limited) and the John Hancock Currency Strategies Fund (subadvised by First Quadrant, L.P.). The John Hancock Global Absolute Return Strategies Fund is a global macro strategy subadvised by Standard Life Investments, a British subsidiary of insurance firm, Standard Life, which uses the strategy to manage their pension plan. Therefore, it is designed with a very structured risk and return strategy which we believe fits well with our objectives in Defensive Growth. We also added the John Hancock Currency Strategies Fund, which is a quantitative currency fund subadvised by First Quadrant. This fund functions as an indirect hedge for our portfolio positions to replace the PIMCO Real Return hedge; the strategy invests in three-month forward contracts in diversified global currencies. We expect this fund to exhibit low correlation with traditional risk factors such as duration risk and equity beta.

The underlying strategies that added most to performance for the period were funds with equity beta, such as Westwood Income Opportunity Fund and DWS RREEF Global Infrastructure Fund. Our nontraditional bond managers such as Osterweis Strategic Income and Driehaus Active Income Fund also added value. Gold was the primary detractor from returns, although it is important to note that gold functions as an indirect hedge against many of the positions in our portfolio; we are not tactical investors in the metal. Despite the recent softness in the market, and historically, gold has performed well over time as a hedge against our positions and we maintain an allocation to the metal. Additionally, some of our terminated managers, such as the RiverNorth/DoubleLine Strategic Income Fund and the PIMCO Real Return Fund, were absolute detractors.

Capital Markets Review

Over the fiscal year period ending September 30, 2013, macroeconomic events and weakness in the bond market couldn’t derail the equity markets’ continued rise. There were several news items about US monetary and fiscal policy during the year, including a last minute budget deal at the end of 2012 that pushed the fight back to the fourth quarter of 2013. There was also continuing scrutiny of the US Federal Reserve (“the Fed”) and its Quantitative Easing (“QE”) policy. The Fed made statements several times during the period reaffirming their commitment to keep interest rates low until the economy improves, and the stock market responded positively. The S&P 500® Index rose 19.34%, which was not enough to keep pace with the Russell 2000® Index, which was up 28.22%. The Eurozone saw its share of problems, including an unconventional bailout of Cyprus that included a tax on personal deposits in the country’s banking system. However, the region emerged from recession in the third quarter of 2013 and developed international markets ultimately outperformed the US (up 23.77%, as measured by the MSCI EAFE Index). Emerging markets were the exception to the strong performance in equities, as the MSCI Emerging Markets Index was only up 0.98%. Meanwhile, the bond market saw mixed results as interest rates fluctuated. The Barclays US Aggregate Index posted negative results for the fiscal year, with a return of -1.07% and emerging markets debt performed even worse, with a -4.04% return for the JPM EMBI Global Diversified Index. However, high yield securities fared better as the Merrill Lynch High Yield Master II Index posted a gain of 7.09%.

Outlook

Looking to the future, there are several U.S. macro events ahead with the potential to roil markets, including the eventual tapering of the Fed’s QE program and another U.S. budget negotiation scheduled for January. Loose monetary policy is still being pursued all over the globe, and the stage is set for sustained rising interest rates at some point. Meanwhile, the equity bull market continued to gather steam and data shows that investor money has been flowing from bond to equity mutual funds.

While equities look fairly valued by some measures, including forward 12-month earnings, many of our underlying managers view equities as the best house in a bad neighborhood. Alpha Capital believes that a defensive posture continues to be appropriate – a sentiment which is echoed by many of our underlying managers, who are building cash reserves.

Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should protect investors from downturns while offering the potential for capital appreciation in many different market environments. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some managers should perform well at any given time in an effort to help others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that diversifying away from these two pillars is crucial. The Fund offers diversifiers from core fixed income such as unconstrained bond strategies with negative duration and long-short credit strategies as well as arbitrage and market neutral strategies. We have been pleased with our performance over the past fiscal year and remain committed to our philosophy and the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Funds will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. Because the funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities.  Quasar Distributors LLC is also the distributor for the Osterweis Strategic Income Fund.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market. A positive alpha of 1.0 means the fund has outperformed its benchmark index by 1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

Correlation is a statistical measure of how two securities move in relation to each other.

The Barclays Capital U.S. Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500 are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Russell 2000® Index is a subset of the Russell 3000® Index and is a capitalization-weighted index of the 2000 smallest securities in the Russell 3000® Index, based on a combination of their market cap and current index membership.

The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 22 individual country indices that collectively represent many of the major developed world markets.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 21 individual country indices that collectively represent many of the major emerging markets countries.

The JP Morgan EMBI Global Diversified (EMBI Global Diversified) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobond, but  limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts outstanding.

The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

To the shareholders of the Alpha Opportunistic Growth Fund:

Thank you for your support of the Alpha Capital Funds. Alpha Capital has been managing daily-liquid alternative fund-of-funds investment strategies for nearly five years in separate account structures and nearly three years in a mutual fund format. After launching the Alpha Opportunistic Growth Fund with $5 million of seed capital on January 31, 2011, we are pleased to report that the mutual fund currently has net assets of $45.0 million as of September 30, 2013. The objective of the Fund is to achieve long-term capital appreciation. In pursuing its objective, the Fund looks to emphasize risk-adjusted returns and lower volatility when compared to broad-based equity market indices.

Performance

The Fund posted a gain of 4.55% net of fees for the fiscal year from October 1, 2012 to September 30, 2013. This performance lagged the HFRI Fund of Funds Composite benchmark, which returned 6.44% over the period, and the S&P 500® Index, which returned 19.34%. Despite trailing the HFRI Fund of Funds Composite Index over the year, we remain ahead of the benchmark since inception of the Fund and have been very pleased with performance. In rising equity markets such as this, we expect to trail the S&P 500® Index due to the hedged nature of our strategy but we are pleased with the amount of upside return we captured over the period. Please see the table below for results compared to broad market indices:

Average Annual Total Returns as of 9/30/13

			Annualized Returns
				Inception
				(1/31/11)
				to
	6 Months	YTD	1 Year	9/30/2013
Alpha Opportunistic
Growth Fund (ACOPX)	0.29%	3.34%	4.55%	1.90%
S&P 500® Index	8.31%	19.79%	19.34%	13.05%
HFRI Fund of Funds Composite Index	1.67%	5.05%	6.44%	1.35%

Gross Expense Ratio 3.85%, Net Expense Ratio 2.71%.  The Advisor has contractually agreed to waive fees through January 27, 2014.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Portfolio Changes and Performance Attribution

During the twelve-month period from October 1, 2012 to September 30, 2013, we made several underlying fund changes. We terminated the AQR Risk Parity Fund during the third quarter of 2013. While risk parity is conceptually a compelling strategy, it has not been performing in line with our expectations in the current market environment. Additionally, we eliminated our position in the PIMCO Real Return Asset Fund, which functioned as an indirect hedge for the portfolio. While the longer duration of the Treasury Inflation Protected Securities (TIPS) portfolio led to strong performance in 2012, we believe that the risks inherent in holding longer dated Treasury securities outweigh the benefits of the hedge position, especially as we also have gold and short equity as hedges for the Fund. We also removed the Stone Harbor Emerging Markets Debt Fund and added the Third Avenue Focused Credit Fund as a replacement. Although we continue to think highly of Stone Harbor, the Third Avenue Fund offered a distinct opportunity to invest in distressed debt in a registered mutual fund. This type of strategy is typically restricted to hedge funds due to its investment in illiquid securities, but Third Avenue has been able to find compelling opportunities in the more liquid segments of the market.

We also made several changes to our underlying equity managers. Yacktman was sold to Affiliated Managers Group in mid-2012, and we had concerns that their focus would shift from asset management to asset gathering as a result. We identified a compelling investment opportunity in the Hotchkis & Wiley Value Opportunities Fund and chose to replace the Yacktman Focused Fund with this fund. Additionally, we diversified our international equity exposure with the addition of the Grandeur Peak Global Opportunities Fund, a small cap fund with a focus on international holdings, and the Wasatch Frontier Emerging Small Countries Fund, which focuses on frontier markets such as Nigeria and Sri Lanka.

Our underlying managers performed very well over the 12-month period, although our overall defensive positioning impacted our performance relative to the HFRI Fund of Funds Index. Many of our top performers, unsurprisingly, were equity focused funds; in particular, the Grandeur Peak Global Opportunities Fund, Weitz Partners III Opportunity Fund, and Hotchkis & Wiley Value Opportunities Fund added value. Additionally, our frontier equity manager, the Wasatch Frontier Emerging Small Countries Fund, was a positive contributor to returns. As expected with the S&P 500® Index up 19.34% for the period, our position in PIMCO StocksPLUS AR Short Strategy, which we employ as a hedge against market declines, was the top detractor. Additionally, our position in gold had a negative impact on the Fund. It is important to note that gold functions as an indirect hedge against many of the positions in our portfolio; we are not tactical investors in the metal. Despite the recent softness in the market, gold has performed well over time as a hedge against our positions and we maintain an allocation to the metal.

Capital Markets Review

Over the fiscal year period ending September 30, 2013, macroeconomic events and weakness in the bond market couldn’t derail the equity markets’ continued rise. There were several news items about US monetary and fiscal policy during the year, including a last minute budget deal at the end of 2012 that pushed the fight back to the fourth quarter of 2013. There was also continuing scrutiny of the US Federal Reserve (“the Fed”) and its Quantitative Easing (“QE”) policy. The Fed made statements several times during the period reaffirming their commitment to keep interest rates low until the economy improves, and the stock market responded positively. The S&P 500® Index rose 19.34%, which was not enough to keep pace with the Russell 2000® Index, which was up 28.22%. The Eurozone saw its share of problems, including an unconventional bailout of Cyprus that included a tax on personal deposits in the country’s banking system. However, the region emerged from recession in the third quarter of 2013 and developed international markets ultimately outperformed the US (up 23.77%, as measured by the MSCI EAFE Index). Emerging markets were the exception to the strong performance in equities, as the MSCI Emerging Markets Index was only up 0.98%. Meanwhile, the bond market saw mixed results as interest rates fluctuated. The Barclays US Aggregate Index posted negative results for the fiscal year, with a return of -1.07% and emerging markets debt performed even worse, with a -4.04% return for the JPM EMBI Global Diversified Index. However, high yield securities fared better as the Merrill Lynch High Yield Master II Index posted a gain of 7.09%.

Outlook

Looking to the future, there are several U.S. macro events ahead with the potential to roil markets, including the eventual tapering of the Fed’s QE program and another U.S. budget negotiation scheduled for January. Loose monetary policy is still being pursued all over the globe, and the stage is set for sustained rising interest rates at some point. Meanwhile, the equity bull market continued to gather steam and data shows that investor money has been flowing from bond to equity mutual funds. While equities look fairly valued by some measures, including forward 12-month earnings, many of our underlying managers view equities as the best house in a bad neighborhood. Alpha Capital believes that a defensive posture continues to be appropriate – a sentiment which is echoed by many of our underlying managers, who are building cash reserves.

Our firm’s philosophy is that a portfolio with diversified asset classes and strategies should protect investors from downturns while offering the potential for capital appreciation in many different market environments. The Fund is specifically designed to provide investors with exposure to numerous asset classes and investment strategies, with the expectation that some managers should perform well at any given time in an effort to help offset others who are not. Although a portfolio of 60% equities and 40% bonds has worked well over the past decade, we firmly believe that this is unsustainable and that diversifying away from these two pillars is crucial. Currently, the Fund contains diversifiers such as MLPs and distressed debt in addition to long-only and long-short equity strategies. We have been pleased with our performance over the past fiscal year and remain committed to the strategy of the Fund.

Thank you for your continued confidence in Alpha Capital Funds Management.

Regards,

Bradley H. Alford, CFA
Chief Investment Officer

Opinions expressed are subject to change at any time, are not guaranteed should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. Because the Funds are “fund of funds”, an investor will indirectly bear the principal risks of the underlying funds. The Funds will bear its share of the fees and expenses of the underlying funds. Shareholders will pay higher expenses than would be the case if making direct investments in the underlying funds. Small-and medium-capitalization companies tend to have limited liquidity and greater price volatility than large capitalization companies. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The underlying funds may engage in short sales, which could result in such a fund’s investment performance suffering if it is required to close out a short position earlier than it had intended. Because the funds invest in ETFs, they are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. Investments in closed-end funds may trade infrequently, with small volume, which may make it difficult to buy and sell shares and the value of funds may be discounted to the value of the underlying securities. The underlying funds may concentrate assets in fewer individual holdings and the volatility of these funds may be higher than more diversified funds. Investments in commodities-related businesses may be more volatile than investments in more traditional businesses based on demand and other factors. The underlying funds may invest in derivatives which involve special risks including correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments.

Diversification does not assure a profit or protect against a loss in a declining market.

References to other mutual funds should not to be interpreted as an offer of these securities. Quasar Distributors LLC is also the distributor for the Hotchkis & Wiley Value Opportunities Fund.

Alpha: Alpha measures risk-adjusted performance, factoring in the risk due to the specific security, rather than the overall market. A positive alpha of 1.0 means the fund has outperformed its benchmark index by

1%, adjusted for the risk taken (as measured by beta). Correspondingly, a similar negative alpha would indicate an underperformance of 1%, adjusted for risk.

Beta: Beta is a quantitative measure of the volatility of a given stock, mutual fund or portfolio, relative to the overall market, usually the S&P 500. A beta of 1 indicates that the security’s price will move with the market. A beta of less than 1 means that the security’s price will be less volatile than the market. A beta of greater than 1 indicates that the security’s price will be more volatile than the market.

Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The Barclays Aggregate Bond Index is a broad based-benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS. The U.S. Aggregate Index was created in 1986, with index history backfilled to January 1, 1976.

The HFRI Fund of Funds Composite Index is an equal-weighted index that includes both domestic and offshore fund of funds. Funds included in the index invest with multiple managers through funds or managed accounts. The fund of funds manager has discretion in choosing which strategies to invest in for the portfolio. A manager may allocate funds to numerous managers within a single strategy, or with numerous managers in multiple strategies.

The S&P 500® Index is a capitalization-weighted index of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the S&P 500 are those of large publicly held companies that trade on either of the two largest American stock market exchanges; the New York Stock Exchange and the NASDAQ.

The Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE) is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 22 individual country indices that collectively represent many of the major developed world markets.

The Morgan Stanley Capital Emerging Markets Index is a capitalization weighted benchmark of foreign common stocks. The index is an aggregate of 21 individual country indices that collectively represent many of the major emerging markets countries.

The Russell 2000® Index is a subset of the Russell 3000® Index and is a capitalization-weighted index of the 2000 smallest securities in the Russell 3000® Index, based on a combination of their market cap and current index membership.

The JP Morgan EMBI Global Diversified tracks total returns for the U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobond, but limits the weights of those index countries with larger debt stocks by only including specific portions of these countries’ eligible current face amounts outstanding.

The Merrill Lynch High Yield Master II Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market.

You cannot invest directly in an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of holdings.

Investment performance reflects fee waivers and in the absence of these waivers, returns would be lower.

Must be preceded or accompanied by a prospectus.

Quasar Distributors, LLC, Distributor.

Alpha Capital Funds

EXPENSE EXAMPLE at September 30, 2013 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (4/1/13 – 9/30/13).

Actual Expenses

The first set of lines of the tables below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Alpha Defensive Growth Fund and the Alpha Opportunistic Growth Fund. Although the Funds charge no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. To the extent the Funds invest in shares of other investment companies as part of their investment strategies, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.  The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of lines of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

Alpha Capital Funds

EXPENSE EXAMPLE at September 30, 2013 (Unaudited), Continued

redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	4/1/13	9/30/13	(4/1/13 - 9/30/13)
Actual
Defensive Growth Fund	$1,000.00	$ 971.70	$6.18
Opportunistic Growth Fund	$1,000.00	$1,002.90	$6.28
Hypothetical
(5% return before expenses)
Defensive Growth Fund	$1,000.00	$1,018.80	$6.33
Opportunistic Growth Fund	$1,000.00	$1,018.80	$6.33

*
Expenses are equal to an annualized expense ratio of 1.25% for both funds, multiplied by the average account value over the period, multiplied by 183 (days in the most recent fiscal half-year)/365 days to reflect the one-half year expense.

Alpha Defensive Growth Fund

Comparison of the change in value of a $10,000 investment in the
Alpha Defensive Growth Fund – Class I Shares vs the Barclays Capital U.S.
Aggregate Bond Index and the HFRI Hedge Fund of Funds Composite Index

		Since
Average Annual Total Return:	1 Year	Inception1
Alpha Defensive Growth Fund – Class I	-1.07%	1.74%
Barclays Capital U.S. Aggregate Bond Index	-1.68%	3.69%
HFRI Hedge Fund of Funds Composite Index	6.44%	1.35%

Total Annual Fund Operating Expenses: Class I Shares – 3.76%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The Barclays Capital U.S. Aggregate Bond Index is a broad-based index that measures the investment-grade, U.S. dollar-denominated taxable fixed income market and includes Treasury, agency, corporate, mortgage backed, asset backed and commercial mortgage backed securities.

The Hedge Fund Research, Inc. (“HFRI”) Hedge Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 650 constituent funds, as reported by the hedge fund managers listed within the HFR Database.  The HFRI Monthly Indices are updated three times a month. The current month and the prior three months are left as estimates and are subject to change.  All performance prior to that is locked and is no longer subject to change.

1	The Fund commenced operations on January 31, 2011.

Alpha Opportunistic Growth Fund

Comparison of the change in value of a $10,000 investment in the
Alpha Opportunistic Growth Fund – Class I Shares vs the S&P 500® Index and the
HFRI Hedge Fund of Funds Composite Index

		Since
Average Annual Total Return:	1 Year	Inception1
Alpha Opportunistic Growth Fund – Class I	4.55%	1.90%
S&P 500® Index	19.34%	13.05%
HFRI Hedge Fund of Funds Composite Index	6.44%	1.35%

Total Annual Fund Operating Expenses: Class I Shares – 3.85%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-877-925-7422.

Returns reflect the reinvestment of dividends and capital gain distributions.  Fee waivers are in effect. In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gain distributions, or redemption of Fund shares.  This chart does not imply any future performance.  Indices do not incur expenses and are not available for investment.

The S&P 500® Index is a capitalization-weighted unmanaged index of 500 widely traded stocks, created by Standard & Poor’s, and considered to represent the performance of the U.S. stock market in general.

The Hedge Fund Research, Inc. (“HFRI”) Hedge Fund of Funds Composite Index is a benchmark designed to reflect hedge fund of funds industry performance by constructing equally weighted composites of over 650 constituent funds, as reported by the hedge fund managers listed within the HFR Database.  The HFRI Monthly Indices are updated three times a month. The current month and the prior three months are left as estimates and are subject to change.  All performance prior to that is locked and is no longer subject to change.

1	Fund commenced operations on January 31, 2011.

Alpha Capital Funds

ALLOCATION OF PORTFOLIO ASSETS – at September 30, 2013 (Unaudited)

Defensive Growth Fund

Opportunistic Growth Fund

Percentages represent market value as a percentage of total investments.

Alpha Defensive Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares		Value
	ALTERNATIVE FUNDS – 74.43%
175,921	AQR Diversified Arbitrage Fund – Institutional Class	$1,977,355
157,394	BlackRock Emerging Markets
	Long/Short Equity Fund – Institutional Class*	1,691,990
213,782	Driehaus Active Income Fund	2,285,330
101,261	DWS RREEF Global Infrastructure Fund – Institutional Class	1,306,265
332,182	John Hancock Funds II –
	Currency Strategies Fund – Institutional Class*	3,318,496
225,363	John Hancock Funds II –
	Global Absolute Return Strategies Fund – Institutional Class	2,445,193
339,511	Osterweis Strategic Income Fund – Institutional Class	4,002,830
259,860	Scout Unconstrained Bond Fund	3,048,159
54,508	TFS Market Neutral Fund*	860,140
	TOTAL ALTERNATIVE FUNDS
	(Cost $20,888,819)	20,935,758

	EQUITY FUNDS – 11.84%
250,321	Westwood Income Opportunity Fund – Institutional Class	3,331,772
	TOTAL EQUITY FUNDS
	(Cost $3,123,160)	3,331,772

	EXCHANGE-TRADED FUNDS – 4.58%
100,000	iShares Gold Trust*	1,289,000
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,290,009)	1,289,000

	FIXED INCOME FUNDS – 9.00%
190,377	Templeton Global Total Return Fund – Advisor Class	2,530,106
	TOTAL FIXED INCOME FUNDS (Cost $2,574,120)	2,530,106

	MONEY MARKET FUNDS – 0.68%
191,073	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.07%+	191,073
	TOTAL MONEY MARKET FUNDS
	(Cost $191,073)	191,073
	Total Investments
	(Cost $28,067,181) – 100.53%	28,277,709
	Liabilities in Excess of Other Assets – (0.53)%	(148,121)
	NET ASSETS – 100.00%	$28,129,588

*	Non-income producing security.
+	Rate shown is the 7-day annualized yield as of September 30, 2013.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Growth Fund

SCHEDULE OF INVESTMENTS at September 30, 2013

Shares		Value
	ALTERNATIVE FUNDS – 80.15%
290,553	FAMCO MLP & Energy Income Fund – Institutional Class	$3,501,159
135,402	Hotchkis and Wiley Value Opportunities Fund –
	Institutional Class^	3,586,795
221,304	IVA Worldwide Fund – Institutional Class	3,970,196
1,882,881	PIMCO Stockplus AR Short Strategy Fund – Institutional Class	5,686,301
71,744	Rivernorth Core Opportunity Fund	907,567
229,824	Robeco Boston Partners Long/Short Equity Fund –
	Institutional Class*	4,819,402
401,649	Third Avenue Focused Credit Fund – Institutional Class	4,353,878
1,677,330	Wasatch Frontier Emerging Small Countries Fund –
	Institutional Class	4,981,670
273,194	The Weitz Funds – Partners III Opportunity Fund*	4,283,685
	TOTAL ALTERNATIVE FUNDS
	(Cost $34,529,163)	36,090,653

	EQUITY FUNDS – 15.20%
78,204	Aston/River Road Independent Value Fund –
	Institutional Class*	884,482
1,452,325	Grandeur Peak Global Opportunities Fund – Institutional Class	4,618,394
503,446	Wasatch Emerging Markets Small Cap Fund	1,344,200
	TOTAL EQUITY FUNDS
	(Cost $6,094,552)	6,847,076

	EXCHANGE-TRADED FUNDS – 4.29%
150,000	iShares Gold Trust*	1,933,500
	TOTAL EXCHANGE-TRADED FUNDS
	(Cost $1,947,009)	1,933,500

	MONEY MARKET FUNDS – 0.72%
324,087	Invesco STIT Liquid Assets Portfolio –
	Institutional Class, 0.07%+	324,087
	TOTAL MONEY MARKET FUNDS
	(Cost $324,087)	324,087
	Total Investments
	(Cost $42,894,811) – 100.36%	45,195,316
	Liabilities in Excess of Other Assets – (0.36)%	(164,109)
	NET ASSETS – 100.00%	$45,031,207

*	Non-income producing security.
+	Rate shown is the 7-day annualized yield as of September 30, 2013.
^	A portion of this security is considered illiquid. The fair value of the illiquid portion totals $876,707, which represents 1.95% of total net assets.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF ASSETS AND LIABILITIES at September 30, 2013

	Alpha Defensive	Alpha Opportunistic
	Growth Fund	Growth Fund
ASSETS
Investments, at value (cost
$28,067,181 and $42,894,811, respectively)	$28,277,709	$45,195,316
Cash	3	—
Receivables:
Securities sold	150,000	—
Fund shares issued	8,128	6,001
Dividends and interest	23	29
Prepaid expenses	5,340	4,964
Total assets	28,441,203	45,206,310

LIABILITIES
Payables:
Securities purchased	200,000	100,000
Due to advisor	12,033	29,571
Fund shares redeemed	49,952	—
Administration and fund accounting fees	16,868	13,176
Audit fees	17,901	17,901
Transfer agent fees and expenses	6,667	6,461
Custody fees	1,055	1,452
Legal fees	1,903	1,281
Pricing fees	152	158
Shareholder reporting	2,691	2,776
Chief Compliance Officer fee	2,250	2,250
Accrued other expenses	143	77
Total liabilities	311,615	175,103

NET ASSETS	$28,129,588	$45,031,207

CALCULATION OF NET
ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$28,129,588	$45,031,207
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	2,826,370	4,405,130
Net asset value, offering and
redemption price per share	$9.95	$10.22

COMPONENTS OF NET ASSETS
Paid-in capital	$28,583,086	$43,929,543
Undistributed net investment income	168,922	9,278
Accumulated net realized loss on investments	(832,948)	(1,208,119)
Net unrealized appreciation on investments	210,528	2,300,505
Net assets	$28,129,588	$45,031,207

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2013

	Alpha Defensive	Alpha Opportunistic
	Growth Fund	Growth Fund
INVESTMENT INCOME
Income
Dividends	$635,129	$530,267
Interest	420	417
Total income	635,549	530,684
Expenses
Advisory fees (Note 4)	168,941	214,112
Administration and fund
accounting fees (Note 4)	66,968	52,315
Transfer agent fees and expenses (Note 4)	28,626	28,987
Registration fees	18,261	18,961
Audit fees	17,973	17,973
Legal fees	9,967	10,116
Custody fees (Note 4)	9,677	9,872
Chief Compliance Officer fee (Note 4)	9,000	9,000
Trustee fees	5,173	5,134
Reports to shareholders	4,775	5,644
Miscellaneous	3,639	2,916
Insurance expense	2,498	2,426
Pricing fees (Note 4)	520	563
Total expenses	346,018	378,019
Less: advisory fee waiver and expense
reimbursement and recoupment (Note 4)	(21,132)	33,736
Net expenses	324,886	411,755
Net investment income	310,663	118,929

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(552,036)	(1,013,173)
Capital gain distributions from
regulated investment companies	139,635	436,177
Net change in unrealized appreciation
on investments	(275,194)	1,741,959
Net realized and unrealized
gain/(loss) on investments	(687,595)	1,164,963
Net increase/(decrease) in net assets
resulting from operations	$(376,932)	$1,283,892

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$310,663	$280,749
Net realized loss on investments	(552,036)	(348,455)
Capital gain distributions from
regulated investment companies	139,635	39,233
Net change in unrealized
appreciation on investments	(275,194)	683,145
Net increase/(decrease) in net assets
resulting from operations	(376,932)	654,672
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(346,547)	(251,313)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	12,903,403	8,727,103
Total increase in net assets	12,179,924	9,130,462
NET ASSETS
Beginning of year	15,949,664	6,819,202
End of year	$28,129,588	$15,949,664
Includes undistributed net
investment income of	$168,922	$146,057

(a)  A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	2,809,988	$28,607,637	1,257,357	$12,589,108
Shares issued
in reinvestment
of distributions	32,490	329,447	25,829	251,313
Shares redeemed	(1,577,166)	(16,033,681)	(412,162)	(4,113,318)
Net increase	1,265,312	$12,903,403	871,024	$8,727,103

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Growth Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30, 2013	September 30, 2012
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$118,929	$83,888
Net realized loss on investments	(1,013,173)	(378,740)
Capital gain distributions from
regulated investment companies	436,177	79,993
Net change in unrealized
appreciation on investments	1,741,959	974,687
Net increase in net assets
resulting from operations	1,283,892	759,828
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(355,858)	(79,765)
CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived
from net change in outstanding shares (a)	32,265,378	5,374,592
Total increase in net assets	33,193,412	6,054,655
NET ASSETS
Beginning of year	11,837,795	5,783,140
End of year	$45,031,207	$11,837,795
Includes undistributed net
investment income of	$9,278	$4,123

(a)  A summary of share transactions is as follows:

	Year Ended		Year Ended
	September 30, 2013		September 30, 2012
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	3,620,711	$36,385,326	702,246	$6,702,155
Shares issued
in reinvestment
of distributions	32,666	323,064	8,540	79,765
Shares redeemed	(440,064)	(4,443,012)	(147,320)	(1,407,328)
Net increase	3,213,313	$32,265,378	563,466	$5,374,592

The accompanying notes are an integral part of these financial statements.

Alpha Defensive Growth Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

			January 31, 2011*
	Year Ended	Year Ended	through
	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning of period	$10.22	$9.88	$10.00

Income from investment operations:
Net investment income(3)	0.12 (5)	0.26 (5)	0.21	(5)
Net realized and unrealized
gain/(loss) on investments	(0.23)	0.43	(0.33)
Total from investment operations	(0.11)	0.69	(0.12)

Less distributions:
From net investment income	(0.16)	(0.35)	—
Total distributions	(0.16)	(0.35)	—

Net asset value, end of period	$9.95	$10.22	$9.88

Total return	-1.07%	7.13%	-1.20	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$28,130	$15,950	$6,819
Ratio of expenses to average net assets:
Before expense reimbursement(4)	1.33%	2.24%	3.46	%(1)
After expense reimbursement(4)	1.25%	1.25%	1.25	%(1)
Ratio of net investment income
to average net assets:
Before expense reimbursement(3)	1.11%	1.65%	0.82	%(1)
After expense reimbursement(3)	1.19%	2.64%	3.03	%(1)
Portfolio turnover rate	152.41%	127.58%	30.40	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the  investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Opportunistic Growth Fund

FINANCIAL HIGHLIGHTS For a share outstanding throughout the period

			January 31, 2011*
	Year Ended	Year Ended	through
	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning of period	$9.93	$9.20	$10.00

Income from investment operations:
Net investment income/(loss)(3)	0.04 (5)	0.10 (5)	(0.01	)(5)
Net realized and unrealized
gain/(loss) on investments	0.41	0.75	(0.79)
Total from investment operations	0.45	0.85	(0.80)

Less distributions:
From net investment income	(0.16)	(0.12)	—
Total distributions	(0.16)	(0.12)	—

Net asset value, end of period	$10.22	$9.93	$9.20

Total return	4.55%	9.33%	-8.00	%(2)

Ratios/supplemental data:
Net assets, end of period (thousands)	$45,031	$11,838	$5,783
Ratio of expenses to average net assets:
Before expense reimbursement
and recoupment(4)	1.15%	2.39%	3.34	%(1)
After expense reimbursement
and recoupment(4)	1.25%	1.25%	1.25	%(1)
Ratio of net investment income
to average net assets:
Before expense reimbursement
and recoupment(3)	0.46%	(0.16)%	(2.19	)%(1)
After expense reimbursement
and recoupment(3)	0.36%	0.98%	(0.10	)%(1)
Portfolio turnover rate	121.46%	87.97%	97.15	%(2)

*	Commencement of operations.
(1)	Annualized.
(2)	Not annualized.
(3)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.  The ratio does not include net investment income of the investment companies in which the Fund invests.

(4)	Does not include expenses of the investment companies in which the Fund invests.
(5)	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013

NOTE 1 – ORGANIZATION

The Alpha Defensive Growth Fund and the Alpha Opportunistic Growth Fund (together, the “Funds”) are each a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds, which are both diversified funds, began operations on January 31, 2011. The investment objective of the Defensive Growth Fund is to achieve capital preservation and the investment objective of the Opportunistic Growth Fund is to achieve long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their fair value, as described in note 3.
B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Funds’ returns filed for open tax years 2011-2012, or expected to be taken in the Funds’ 2013 tax returns.  The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis.  Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody, and transfer agent fees.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.

The Funds distribute substantially all net investment income, if any, and net realized gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended September 30, 2013, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Undistributed	Accumulated
	Net Investment	Net Realized
	Income/(Loss)	Gain/(Loss)
Defensive Growth Fund	$58,749	$(58,749)
Opportunistic Growth Fund	242,084	(242,084)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of September 30, 2013, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities: The Funds’ investments are carried at fair value. Equity securities, including exchange-traded funds, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share, determined at the close of the New York Stock Exchange (generally 3:00 p.m. central time) on the valuation date.  Most underlying fund securities are valued primarily on the basis of current market quotations or on the basis of information furnished by a pricing service.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Short-Term Securities:  Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Funds’ administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

According to Section 12(d)(1)(F) of the Investment Company Act of 1940, a registered investment company may restrict the redemption of its shares by a Fund and certain of its affiliates to 1% of its total outstanding shares during a 30 day period. Under the Trust’s Liquidity Guidelines, an investment company position that exceeds 1% of the outstanding shares may be considered illiquid. In addition, each Fund is restricted from investing more than 15% of its net assets in illiquid securities.

The inputs or methodology used for valuing securities is not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2013:

Defensive Growth Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$20,935,758	$—	$—	$20,935,758
Equity Funds	3,331,772	—	—	3,331,772
Exchange-Traded Funds	1,289,000	—	—	1,289,000
Fixed Income Funds	2,530,106	—	—	2,530,106
Short-Term Investments	191,073	—	—	191,073
Total Investments	$28,277,709	$—	$—	$28,277,709

Opportunistic Growth Fund
	Level 1	Level 2	Level 3	Total
Alternative Funds	$36,090,653	$—	$—	$36,090,653
Equity Funds	6,847,076	—	—	6,847,076
Exchange-Traded Funds	1,933,500	—	—	1,933,500
Short-Term Investments	324,087	—	—	324,087
Total Investments	$45,195,316	$—	$—	$45,195,316

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

Refer to the Funds’ Schedule of Investments for additional detail. Transfers between levels are recognized at September 30, 2013, the end of the reporting period. The Funds recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Funds during the year ended September 30, 2013.

New Accounting Pronouncement: In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. The Funds are currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended September 30, 2013, Alpha Capital Funds Management, LLC (the “Advisor”) provided the Funds with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly. The Funds pay fees calculated at an annual rate of 0.65%, based upon the average daily net assets of each Fund.  For the year ended September 30, 2013, the Defensive Growth Fund and Opportunistic Growth Fund incurred $168,941 and $214,112 in advisory fees, respectively.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Funds and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses of each Fund to 1.25% of average daily net assets. Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Funds’ expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2013, the Advisor reduced its fees in the amount of $21,132 for the Defensive Growth Fund. For the year ended September 30, 2013, the Advisor recouped $33,736 in previously waived expenses for the Opportunistic Growth Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

	2014	2015	2016	Total
Defensive Growth Fund	$84,974	$105,058	$21,132	$211,164
Opportunistic Growth Fund	43,117	97,885	0	141,002

U.S. Bancorp Fund Services, LLC (the “Administrator” or the “transfer agent”) acts as the Funds’ Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as the fund accountant and transfer agent to the Funds. U.S. Bank N.A., an affiliate of USBFS, serves as the Funds’ custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of the Administrator. Certain officers of the Funds are also employees of the Administrator.

For the year ended September 30, 2013, the Funds incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Administration
and Fund Accounting	$66,968	$52,315
Transfer Agency (excludes
out-of-pocket expenses)	20,772	19,608
Custody	9,677	9,872
Chief Compliance Officer	9,000	9,000

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

At September 30, 2013, the Funds had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Administration
and Fund Accounting	$16,868	$13,176
Transfer Agency (excludes
out-of-pocket expenses)	5,199	4,911
Chief Compliance Officer	2,250	2,250
Custody	1,055	1,452

NOTE 5 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2013, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Cost of Purchases	Proceeds from Sales
Defensive Growth Fund	$51,171,690	$38,193,674
Opportunistic Growth Fund	71,416,794	39,085,647

NOTE 6 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended September 30, 2013 and the year ended September 30, 2012 was as follows:

	Ordinary Income
	September 30, 2013	September 30, 2012
Defensive Growth Fund	$346,547	$251,313
Opportunistic Growth Fund	355,858	79,765

Alpha Capital Funds

NOTES TO FINANCIAL STATEMENTS at September 30, 2013, Continued

As of September 30, 2013, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Defensive	Opportunistic
	Growth Fund	Growth Fund
Cost of investments	$28,204,316	$43,040,945
Gross tax unrealized appreciation	287,345	2,375,384
Gross tax unrealized depreciation	(213,952)	(221,013)
Net tax unrealized appreciation	73,393	2,154,371
Undistributed ordinary income	168,922	9,278
Undistributed long-term capital gain	—	—
Total distributable earnings	168,922	9,278
Other accumulated gains/(losses)	(695,813)	(1,061,985)
Total accumulated earnings/(losses)	$(453,498)	$1,101,664

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At September 30, 2013, the Funds had short-term capital loss carryforwards as follows:

Short-Term Capital
Loss Carryforwards
Defensive Growth Fund	$282,357
Opportunistic Growth Fund	288,197

These capital losses may be carried forward indefinitely to offset future gains.

At September 30, 2013, the Defensive Growth Fund and the Opportunistic Growth Fund deferred, on a tax basis, post-October losses of $413,456 and $773,788, respectively.

Alpha Capital Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees, Advisors Series Trust and
Shareholders of:
Alpha Defensive Growth Fund
Alpha Opportunistic Growth Fund

We have audited the accompanying statements of assets and liabilities of the Alpha Defensive Growth Fund and Alpha Opportunistic Growth Fund (the “Funds”), each a series of Advisors Series Trust, including the schedules of investments, as of September 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 31, 2011 (commencement of operations) to September 30, 2011.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of September 30, 2013, by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Alpha Defensive Growth Fund and Alpha Opportunistic Growth Fund, as of September 30, 2013, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and for the period January 31, 2011 to September 30, 2011, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
November 27, 2013

Alpha Capital Funds

NOTICE TO SHAREHOLDERS at September 30, 2013 (Unaudited)

For the year ended September 30, 2013, the Defensive Growth Fund and Opportunistic Fund designated $346,547 and $355,858, respectively, as ordinary income for purposes of the dividends paid deduction.

For the year ended September 30, 2013, certain dividends paid by the Alpha Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 1.99% and 3.50% for the Defensive Growth Fund and Opportunistic Growth Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended September 30, 2013 was 3.50% and 2.40% for the Defensive Growth Fund and Opportunistic Growth Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended September 30, 2013 was 0.00% and 0.00% for the Defensive Growth Fund and Opportunistic Growth Fund, respectively.

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422) or on the U.S. Securities and Exchange Commission’s (SEC’s) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2013

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013 is available without charge, upon request, by calling 1-877-9Alphacap (1-877-925-7422). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.  Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-877-9Alphacap (1-877-925-7422).

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	2	Trustee,
(age 77)		term	Financial Consultant		Advisors
615 E. Michigan Street		since	and former Executive		Series Trust
Milwaukee, WI 53202		February	Vice President and Chief		(for series not
		1997.	Operating Officer of		affiliated with
			ICI Mutual Insurance		the Funds);
			Company (until		Trustee, The
			January 1997).		Forward Funds
(33 portfolios).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 79)		term	President, Hotchkis		Advisors
615 E. Michigan Street		since	and Wiley Funds		(for series not
Milwaukee, WI 53202		May 2002.	(mutual funds)		affiliated with
			(1985 to 1993).		the Funds);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 73)		term	Senior Vice		Advisors
615 E. Michigan Street		since	President, Federal		Series Trust
Milwaukee, WI 53202		February	Home Loan Bank		(for series not
		1997.	of San Francisco.		affiliated with
the Funds).

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held During
Name, Address	Held with	of Time	During Past	Overseen by	Past Five
and Age	the Trust	Served	Five Years	Trustee(2)	Years

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	2	Trustee,
(age 66)	Trustee	term	U.S. Bancorp		Advisors
615 E. Michigan Street		since	Fund Services, LLC		Series Trust
Milwaukee, WI 53202		September	(May 1991 to present).		(for series not
		2008.			affiliated with
the Funds).

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services, LLC
(age 66)	and	term since	(May 1991 to present).
615 E. Michigan Street	Chief	September
Milwaukee, WI 53202	Executive	2007.
Officer

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 46)	and	term since	Administration, U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Principal	June 2003.	(March 1997 to present).
Milwaukee, WI 53202	Executive
Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and Administration,
(age 52)	and	term since	U.S. Bancorp Fund Services, LLC (October 1998
615 E. Michigan Street	Principal	December	to present).
Milwaukee, WI 53202	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President,
(age 42)	Treasurer	term since	Compliance and Administration, U.S. Bancorp
615 E. Michigan Street		September	Fund Services, LLC (June 2005 to present).
Milwaukee, WI 53202		2013.

Alpha Capital Funds

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years

Officers

Albert Sosa	Assistant	Indefinite	Officer, Compliance and Administration, U.S.
(age 42)	Treasurer	term since	Bancorp Fund Services, LLC (June 2004
615 E. Michigan Street		September	to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund Services,
(age 55)	President,	term since	LLC (February 2008 to present); General
615 E. Michigan Street	Chief	September	Counsel/Controller, Steinhafels, Inc. (September
Milwaukee, WI 53202	Compliance	2009.	1995 to February 2008).
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S. Bancorp
(age 48)		term since	Fund Services, LLC (May 2006 to present).
615 E. Michigan Street		June 2007.
Milwaukee, WI 53202

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2013, the Trust is comprised of 41 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-877-925-7422.

Alpha Capital Funds

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other regulatory documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-9Alphacap (1-877-925-7422) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Alpha Capital Funds

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

•     Information we receive about you on applications or other forms;

•     Information you give us orally; and/or

•     Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Advisor
Alpha Capital Funds Management, LLC
3060 Peachtree Road, Suite 240
One Buckhead Plaza
Atlanta, Georgia 30305

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank National Association
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Paul Hastings LLP
75 East 55th Street
New York, New York 10022

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-877-925-7422.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the registrant adequate oversight given the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2013	FYE 9/30/2012
Audit Fees	$29,800	$29,000
Audit-Related Fees	N/A	N/A
Tax Fees	$6,200	$6,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2013	FYE 9/30/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2013	FYE 9/30/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/ Douglas G. Hess
Douglas G. Hess, President

Date   12/6/13

By (Signature and Title)*                    /s/ Cheryl L. King
Cheryl L. King, Treasurer

Date _12/6/13

* Print the name and title of each signing officer under his or her signature.